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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      December 29, 2004 (December 23, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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       DELAWARE                     0-23317                  06-1411336
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(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                        Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry Into a Definitive Material Agreement

         On December 23, 2004, the Company and Affymetrix, Inc. agreed to terms of an amendment of their Agreement effective January 1, 2002 concerning the Company's purchase of microarrays, instrumentation, reagents and services from Affymetrix. The Amendment affects the following changes to the terms of the original Agreement:

     o The annual subscription fee payable to Affymetrix for calendar year 2005 is reduced from $4.0 million to $0.5 million;

     o Pricing is established for probe array products for the period July 1, 2003 to December 31, 2005; pricing is also established for probe arrays used for upgrades/re-runs in 2005 if volume commitments are met;

     o The Company agrees to purchase from Affymetrix, in December 2004, a minimum of $0.5 million of products and services; and

     o The Company agrees to purchase from Affymetrix, in calendar year 2005, a minimum of $9.5 million of probe arrays, reagents, services under maintenance and service agreements and/or instrumentation or, in any event, to pay to Affymetrix by the end of 2005 the difference between $9.5 million and amounts purchased in 2005.

         The separate royalty payable by the Company to Affymetrix, based on subscriptions to the Company's BioExpress and ToxExpress Systems, expected to begin in calendar year 2005, is not affected by this Amendment.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Gene Logic Inc.


                                                 By:  /s/ Philip L. Rohrer, Jr.
                                                    ---------------------------
                                                        Philip L. Rohrer, Jr.
                                                        Chief Financial Officer


Dated:  December 29, 2004